UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2017
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________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 13, 2017, Platform Specialty Products Corporation ("Platform") filed its annual report on Form 10-K for the fiscal year ended December 31, 2016. This Current Report on Form 8-K is being filed to provide a set of final financial results based on Platform's audited financial statements for the fourth quarter and the fiscal year ended December 31, 2016 (the "2016 Final Results"). The 2016 Final Results are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
Within the 2016 Final Results, Platform refers to certain financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"), such as adjusted earnings per share, adjusted EBITDA, adjusted EBITDA margin and free cash flow. Platform also evaluates and presents its results of operations on a constant currency and comparable constant currency basis. Platform believes that these non-GAAP measures represent important internal measures of performance as management uses such measures in monitoring and evaluating Platform's ongoing financial results, as well as to reflect Platform's acquisitions. Management believes that these measures provide a more complete understanding of Platform's operational results and a meaningful comparison of Platform's performance between periods. These non-GAAP measures, however, may not reflect the actual financial results Platform would have achieved absent such acquisitions, and may not be indicative of the results that Platform expects to recognize for future periods. These non-GAAP measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the 2016 Final Results. For definitions of Platform's non-GAAP measures and a description of its non-GAAP adjustments, see the notes to the financial tables and section VI. Non-GAAP Measures included in the 2016 Final Results.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 7.01. Regulation FD Disclosure.
In connection with the release of the 2016 Final Results, on March 13, 2017, Platform posted updated supplemental financial information reflecting the 2016 Final Results in the Investor Relations section of its website at www.platformspecialtyproducts.com under Events & Presentations.
The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Platform's final results for the fourth quarter and fiscal year ended December 31, 2016 (furnished only).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
March 13, 2017	/s/ Sanjiv Khattri
(Date)	Sanjiv Khattri
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Platform's final results for the fourth quarter and fiscal year ended December 31, 2016 (furnished only).